CRM SMALL CAP VALUE FUND
------------------------------------
------------------------------------

FUND INFORMATION:                    SHAREHOLDER ACCOUNT INFORMATION:
   Forum Financial Services, Inc.    Forum Financial Corp.
   Two Portland Square               P.O. Box 446
   Portland, Maine 04101             Portland, Maine 04112
   800-CRM-2883                      800-844-8258
   800-276-2883                      (207) 879-8910

--------------------------------------------------------------------------------

   ANNUAL REPORT                                                OCTOBER 25, 1996
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

Having now completed our first year, we are pleased to report that the CRM Small Cap Value Fund enjoyed strong performance. For the twelve months ended September 30, 1996, the Fund achieved an average return of 37.2%. During the same period, the average small company growth fund returned 18.4%, according to Lipper Analytical Services, and the Russell 2000 Index returned 13.2%.

Our approach to finding good investments for the Fund is no different from the approach we have successfully employed for our private management clients over the past twenty-three years. We invest in companies undergoing some significant change--change in their revenue/asset mix, change in their cost of doing business and even change in their management. This change often creates a period of undervaluation that can provide an attractive entry point. As value investors, we are looking to acquire stocks that are trading at discounts to market multiples of earnings and cash flow as well as at discounts to comparable companies. We also develop a "private market" value for our investments, i.e., what a strategic buyer might pay for the whole company, as an additional valuation tool.

Our performance benefited from contributions across a broad spectrum of sectors. In retailing, Proffitt's has been consolidating regional department store chains as evidenced by their mid-year acquisition of Younkers. Barrett Resources and Flores & Rucks have each dramatically increased their reserve base as well as current production rates of oil and gas through the drill bit as well as acquisitions. During the year, three of our holdings were acquired by strategic buyers--Acme Cleveland, a manufacturer of electronic products and metalworking tools, Continuum, a provider of systems and software to the insurance industry and Duplex Products, a manufacturer and distributor of printed forms.

Our largest holdings as of the end of the fiscal year include Mascotech, AEP Industries and Fred Meyer. Mascotech has virtually completed a restructuring which led to the divestiture of 40% of its revenue base and the repurchase of more than 20% of its stock. Although the stock has appreciated 50% from our initial purchases, we believe it will continue to look attractive as other investors begin to understand the earnings power of its core metal forgings business. AEP Industries tripled its size with the purchase of Borden's film and packaging business. Yet, despite having $900 million in revenues, there is no conventional Wall Street analyst coverage for AEP. As its operations are consolidated, we believe earnings could increase over the next two years which could propel the stock price too. Finally, Fred Meyer, having recovered from the strike plagued 1995 year, is at the beginnings of what we believe could be several years of significant earnings growth.

We take great pride in the Fund's first year of operations. Within the short period of one year, the Fund has accumulated over $45 million in assets. With the thousands of mutual funds to choose from, we thank you for choosing to invest in the CRM Small Cap Value Fund.

Sincerely,

The CRM Funds                        CRM Advisors, LLC

         [SIG]             [SIG]                      [SIG]
Fred M. Filoon                                        Jay B. Abramson
President                  Ronald H. McGlynn          Executive Vice President
                           President                  Portfolio Manager

                      (This Page Intentionally Left Blank)

--------------------------------------------------------------------------------

CRM SMALL CAP VALUE FUND
AN INTERVIEW WITH JAY ABRAMSON
PORTFOLIO MANAGER OF THE CRM SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Q.  JAY, HOW DID THE FUND PERFORM IN ITS FIRST YEAR?

A. The Fund has performed very well. For the twelve months ended September 30, 1996, the Fund achieved an average return of 37.2%. During the same period, the average small company growth fund returned 18.4%, according to Lipper Analytical Services, and the Russell 2000 Index returned 13.2%.

Q.  WHAT FACTORS LED THE FUND TO SUCH STRONG RETURNS IN THE PAST YEAR?

A. The market has favored small cap stocks during the past year in an environment of rising prices for all sectors of the market. Strong stock selection and the avoidance of any serious mistakes were the primary contributors to performance. In addition, the Fund enjoyed the benefit of having several companies acquired, resulting in a dramatic increase in their share prices.

Q.  HOW DOES YOUR FUND DIFFER FROM OTHER SMALL CAP FUNDS?

A. Unlike many other small cap funds, our fund has a "value" as opposed to "growth" approach. While all small cap funds tend to be more volatile than the general market, we feel that our value orientation tends to limit downside risk.

Q.  HOW DO YOU FIND SMALL CAP INVESTMENTS?

A. When it comes to finding new opportunities, we act like detectives. By this I mean that we search for companies which appear to be undergoing some sort of dynamic change, such as new management, a new product, a corporate restructuring, etc. In other words, anything that might change a company's fortunes for the better. As such, we are very inquisitive about all types of news releases from many different sources. Our process is very much a "bottom up" approach to investing.

Q.  DO YOU EMPLOY ANY SPECIAL ANALYTICAL METHODS?

A. CRM Advisors, LLC is an affiliate of Cramer Rosenthal McGlynn, Inc., a well established investment management firm with approximately $2.5 billion assets under management as of September 30, 1996. We utilize the same analytical methods as Cramer Rosenthal McGlynn. We pursue a highly intensive internal research process to identify new investment opportunities. After identifying a new idea, we commence an intensive due diligence process in order to become knowledgeable about the business, familiar with management and, above all, sensitive to the valuation of the stock. We work hard and fast in order to reach a buy decision before the rest of the investment community recognizes the same dynamic change and undervaluation.

--------------------------------------------------------------------------------
                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

CRM SMALL CAP VALUE FUND
AN INTERVIEW WITH JAY ABRAMSON
PORTFOLIO MANAGER OF THE CRM SMALL CAP VALUE FUND (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Q.  IS THERE A LARGE COMMITMENT TO THE TECHNOLOGY SECTOR IN YOUR FUND?

A. Our fund will have very little exposure to any sector that is generally characterized by high valuation relative to the general market or other sectors. The majority of technology stocks have traditionally been viewed as growth investments and accordingly carry high valuations. From time to time, however, a good technology company will stumble temporarily and sell at what we consider to be a reasonable valuation. If our due diligence on the company results in the necessary conviction, we will add the stock to the portfolio. It's all part of our "bottom up" approach to investing mentioned before.

Q.  DO YOU PARTICIPATE IN INITIAL PUBLIC OFFERINGS?

A. We participate in IPO's only to the extent that we can understand the company's business well and feel that the stock will be priced at an attractive valuation on the offering. More often, however, we look for IPO's that have not performed well but where we believe there is a dynamic change under way which has been overlooked by other investors.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We are very optimistic about the general attraction of small cap companies relative to the general market, mainly because of reasonable valuations and low expectations that characterize the group. Also, there appears to be no shortage of small companies that have some "dynamic change" going for them and are underfollowed or misunderstood by the investment community.

--------------------------------------------------------------------------------
                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

CRM SMALL CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
SEPTEMBER 30, 1996

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following chart compares a change in value of a $10,000 investment in the Fund, including reinvested dividends and distributions, and the performance of the Russell 2000 Index (a capitalization weighted index of 2000 small capitalization U.S. companies). The Index excludes the effect of any fees or sales charges. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. PAST PERFORMANCE CANNOT PREDICT NOR GUARANTEE FUTURE RESULTS.

                 CRM SMALL CAP VALUE FUND VS RUSSELL 2000 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                               CRM SMALL CAP VALUE FUND       RUSSELL 2000 INDEX
10/1/1995                                         $10,000                    $10,000
10/31/1995                                         $9,840                     $9,545
11/30/1995                                        $10,450                     $9,942
12/31/1995                                        $10,734                    $10,180
1/31/1996                                         $10,904                    $10,161
2/29/1996                                         $11,404                    $10,488
3/31/1996                                         $11,985                    $10,656
4/30/1996                                         $12,475                    $11,219
5/31/1996                                         $13,336                    $11,856
6/30/1996                                         $13,407                    $11,165
7/31/1996                                         $12,577                    $10,179
8/31/1996                                         $13,277                    $10,754
9/30/1996                                         $13,718                    $11,158
Investment value on 9/30/96
CRM Small Cap Value Fund                          $13,718
Russell 2000 Index                                $11,156
Average Annual Total Return*
                                                                  Since Inception on
                                                    YTD**                    10/1/95
CRM Small Cap Value Fund                           27.77%                     37.15%
Russell 2000 Index                                 14.61%                     13.22%

 * Annualized return for the Russell 2000 Index based on an inception date of 9/30/95.

** From 12/31/95 through 9/30/96.

--------------------------------------------------------------------------------
                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

CRM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1996

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         SECURITY
  SHARES               DESCRIPTION                VALUE
-----------  --------------------------------  -----------
COMMON STOCKS (92.1%)
BUILDING CONSTRUCTION-GENERAL CONTRACTORS AND OPERATIVE
 BUILDERS (1.3%)
     45,000  Walter Industries, Inc.*........  $   579,375
                                               -----------
COMMUNICATIONS (2.3%)
    720,000  Digicall Group Limited*.........           --
     55,000  Xpedite Systems, Inc.*..........    1,058,750
                                               -----------
                                                 1,058,750
                                               -----------
ELECTRIC, GAS, AND SANITARY SERVICES (0.7%)
    100,000  Recycling Industries, Inc.*.....      337,500
                                               -----------
ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT AND COMPONENTS,
 EXCEPT COMPUTERS (4.4%)
     40,000  Amphenol Corporation*...........      915,000
     32,000  GSE Systems, Inc.*..............      368,000
     60,000  MagneTek, Inc.*.................      690,000
                                               -----------
                                                 1,973,000
                                               -----------
FABRICATED METAL PRODUCTS (7.9%)
     25,000  Commercial Intertech
              Corporation....................      287,500
     65,000  Cuno Incorporated*..............    1,007,500
     30,000  TriMas Corporation..............      727,500
     30,000  Watts Industries, Inc. -- Class
              A..............................      588,750
     70,000  Whittaker Corporation*..........      953,750
                                               -----------
                                                 3,565,000
                                               -----------
FINANCIAL SERVICES (6.3%)
     25,000  FBL Financial Group, Inc.*......      531,250
     70,000  Glendale Federal Bank FSB*......    1,242,500
     22,000  Long Island Bancorp, Inc........      635,250
     34,000  PFF Bancorp, Inc.*..............      420,750
                                               -----------
                                                 2,829,750
                                               -----------
FOOD STORES (2.7%)
     30,000  Bruno's, Inc.*..................      412,500
     18,300  Penn Traffic Company*...........      141,825
     50,000  Ruddick Corporation.............      687,500
                                               -----------
                                                 1,241,825
                                               -----------

                         SECURITY
  SHARES               DESCRIPTION                VALUE
-----------  --------------------------------  -----------
FOOD AND KINDRED PRODUCTS (4.0%)
     20,000  Bush Boake Allen, Inc.*.........  $   477,500
    120,000  Topps Company, Inc.*............      510,000
     25,000  Universal Foods Corporation.....      812,500
                                               -----------
                                                 1,800,000
                                               -----------
FURNITURE AND FIXTURES (1.9%)
     60,000  Furniture Brands International,
              Inc.*..........................      877,500
                                               -----------
GENERAL MERCHANDISE STORES (4.2%)
     40,000  Fred Meyer, Inc.*...............    1,325,000
     14,560  Proffitt's, Inc.*...............      575,120
                                               -----------
                                                 1,900,120
                                               -----------
HOLDING AND OTHER INVESTMENT COMPANIES (4.1%)
     89,000  Express America Holdings
              Company*.......................      517,312
    151,000  First Australia Prime Income
              Fund, Inc......................    1,340,125
                                               -----------
                                                 1,857,437
                                               -----------
INDUSTRIAL AND COMMERCIAL MACHINERY AND COMPUTER EQUIPMENT
 (4.1%)
     22,000  Black Box Corporation*..........      726,000
     33,100  Power Control Technologies*.....      252,388
     45,000  Wang Laboratories, Inc.*........      877,500
                                               -----------
                                                 1,855,888
                                               -----------
LUMBER AND WOOD PRODUCTS, EXCEPT FURNITURE (2.1%)
     27,000  Fibreboard Corporation*.........      945,000
                                               -----------
MEASURING, ANALYZING, AND CONTROLLING INSTRUMENTS;
 PHOTOGRAPHIC, MEDICAL, AND OPTICAL GOODS (9.5%)
     40,000  Bindley Western Industries,
              Inc............................      700,000
     35,500  Elsag Bailey Process Automation
              N.V.*..........................      758,813
     83,487  Medical Resources, Inc.*........      667,896
     75,000  Rofin-Sinar Technologies,
              Inc.*..........................      815,625
     65,000  Tracor, Inc.*...................    1,340,625
                                               -----------
                                                 4,282,959
                                               -----------
MISCELLANEOUS RETAIL (2.3%)
    105,000  ProxyMed, Inc.*.................    1,050,000
                                               -----------

* Non-income producing security.

--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES                                             THE CRM FUNDS

--------------------------------------------------------------------------------

SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1996

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         SECURITY
  SHARES               DESCRIPTION                VALUE
-----------  --------------------------------  -----------
MOTOR FREIGHT TRANSPORTATION AND WAREHOUSING (3.5%)
     60,000  U.S. Industries, Inc.*..........  $ 1,575,000
                                               -----------
OIL AND GAS EXTRACTION (10.3%)
     54,100  Barrett Resources
              Corporation*...................    1,907,025
     30,000  Flores & Rucks, Inc.*...........    1,158,750
     60,000  Forest Oil Corporation*.........      772,500
     51,600  Getty Petroleum Corporation.....      806,250
                                               -----------
                                                 4,644,525
                                               -----------
PAPER AND ALLIED INDUSTRIES (0.2%)
     10,000  Mail-Well, Inc.*................      107,500
                                               -----------
PRIMARY METAL INDUSTRIES (6.7%)
     52,000  Commonwealth Aluminum
              Corporation....................      877,500
     37,500  Schnitzer Steel Industries,
              Inc............................    1,087,500
     25,000  Wolverine Tube, Inc.*...........    1,075,000
                                               -----------
                                                 3,040,000
                                               -----------
REAL ESTATE (1.7%)
     31,000  Insignia Financial Group, Inc.
              -- Class A*....................      790,500
                                               -----------
RUBBER AND MISCELLANEOUS PLASTICS PRODUCTS (2.0%)
     20,700  AEP Industries, Inc.*...........      926,325
                                               -----------
TRANSPORTATION EQUIPMENT (6.8%)
     25,000  AMERCO*.........................      996,875
    131,300  Mascotech, Inc..................    1,871,025
     30,000  Terex Corporation*..............      217,500
                                               -----------
                                                 3,085,400
                                               -----------


                         SECURITY
  SHARES               DESCRIPTION                VALUE
-----------  --------------------------------  -----------
WHOLESALE TRADE-NONDURABLE GOODS (3.1%)
     20,000  Cidco, Inc.*....................  $   415,000
     25,000  Federal-Mogul Corporation.......      528,125
     12,000  Hughes Supply, Inc..............      444,000
                                               -----------
                                                 1,387,125
                                               -----------
TOTAL COMMON STOCKS (COST $37,554,234) ......  $41,710,479
                                               -----------
CONVERTIBLE PREFERRED STOCK (1.1%)
TRANSPORTATION EQUIPMENT (1.1%)
     15,000  Terex Corporation, 13.00%, due
              12/31/00(a)....................      517,500
                                               -----------
TOTAL CONVERTIBLE PREFERRED STOCK
 (COST $354,375) ............................  $   517,500
                                               -----------
WARRANTS (0.6%)
TRANSPORTATION EQUIPMENT (0.6%)
     15,000  Terex Corporation(a)............      262,500
                                               -----------
TOTAL WARRANTS (COST $135,000) ..............  $   262,500
                                               -----------
SHORT-TERM HOLDINGS (6.2%)
     76,163  1784 Institutional U.S. Treasury
              Money Market Fund .............       76,163
  1,527,736  Dreyfus Government Cash
              Management Fund ...............    1,527,736
  1,221,839  Forum Daily Assets Treasury
              Fund ..........................    1,221,839
                                               -----------
TOTAL SHORT-TERM HOLDINGS (COST
 $2,825,738) ................................  $ 2,825,738
                                               -----------
TOTAL INVESTMENTS (100.0%) (COST
 $40,869,347) ...............................  $45,316,217
                                               -----------
                                               -----------

(a) Securities that may be resold to "qualified institutional buyers" pursuant to Rule 144A, or securities offered pursuant to Section 4(2) of, the Securities Act of 1933, as amended. These Securities, aggregate value of $780,000 (1.7% of net assets), have beem determined to be liquid under guidelines established by the Board of Trustees.

 * Non-income producing security.

--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES                                             THE CRM FUNDS

--------------------------------------------------------------------------------

CRM SMALL CAP VALUE FUND
STATEMENT OF ASSETS & LIABILITIES
SEPTEMBER 30, 1996

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (cost $40,869,347)......  $45,316,217
    Interest, dividends and other receivables.....       35,009
    Receivable for securities sold................      403,480
    Receivable for shares issued..................       35,400
    Organization costs, net.......................       69,528
                                                    -----------
Total assets......................................   45,859,634
                                                    -----------
LIABILITIES:
    Accrued advisory fees.........................       20,099
    Accrued trustees fees.........................        3,750
    Accrued fees and other expenses...............       49,279
    Payable for securities purchased..............      397,396
    Payable for shares redeemed...................        4,400
                                                    -----------
Total liabilities.................................      474,924
                                                    -----------
NET ASSETS........................................  $45,384,710
                                                    -----------
                                                    -----------

COMPONENTS OF NET ASSETS:
    Capital paid in...............................  $38,799,147
    Net unrealized appreciation...................    4,446,870
    Accumulated net realized gains................    2,138,693
                                                    -----------
NET ASSETS........................................  $45,384,710
                                                    -----------
                                                    -----------
SHARES OUTSTANDING................................    3,309,727
                                                    -----------
                                                    -----------
NET ASSET VALUE PER SHARE.........................  $     13.71
                                                    -----------
                                                    -----------

--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES                                             THE CRM FUNDS

--------------------------------------------------------------------------------

CRM SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1996

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividend income...............................  $  156,746
    Interest income...............................      91,184
                                                    ----------
Total investment income...........................     247,930
                                                    ----------
EXPENSES:
    Advisory fees.................................     172,105
    Administration fees...........................      40,000
    Shareholder services..........................      57,368
    Transfer agency...............................      20,413
    Accounting services...........................      39,000
    Professional services.........................      31,516
    Registration fees.............................      39,292
    Trustees fees and expenses....................      15,000
    Amortization of organization costs............      17,383
    Other.........................................      22,182
                                                    ----------
Total expenses....................................     454,259
                                                    ----------
    Expenses reimbursed and fees waived by the
     Advisor and Administrator....................    (112,750)
                                                    ----------
Net expenses......................................     341,509
                                                    ----------
NET INVESTMENT LOSS...............................     (93,579)
                                                    ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments..............   2,217,922
    Net unrealized appreciation...................   4,446,870
                                                    ----------
Net realized and unrealized gain on investments...   6,664,792
                                                    ----------
INCREASE IN NET ASSETS FROM OPERATIONS............  $6,571,213
                                                    ----------
                                                    ----------

--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES                                             THE CRM FUNDS

--------------------------------------------------------------------------------

CRM SMALL CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED SEPTEMBER 30, 1996

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                      AMOUNT      SHARES
                                                    -----------  ---------
NET ASSETS--OCTOBER 1, 1995.......................  $   100,000     10,000
                                                    -----------  ---------
OPERATIONS:
    Net investment loss...........................      (93,579)
    Net realized gain on investments..............    2,217,922
    Net unrealized appreciation...................    4,446,870
                                                    -----------
                                                      6,571,213
                                                    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income.........................       (3,033)
                                                    -----------
CAPITAL SHARE TRANSACTIONS:
    Sale of shares................................   40,407,658  3,428,401
    Reinvested dividends..........................        3,021        281
                                                    -----------  ---------
                                                     40,410,679  3,428,682
    Shares repurchased............................   (1,694,149)  (128,955)
                                                    -----------  ---------
                                                     38,716,530  3,309,727
                                                    -----------  ---------
                                                                 ---------
NET ASSETS--SEPTEMBER 30, 1996....................  $45,384,710
                                                    -----------
                                                    -----------

--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES                                             THE CRM FUNDS

--------------------------------------------------------------------------------

CRM SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING DURING THE PERIOD

                                                                              YEAR ENDED
                                                                             SEPTEMBER 30,
                                                                                 1996
                                                                             -------------
Beginning net asset value per share........................................   $   10.00
Net investment loss........................................................       (0.02)
Net realized and unrealized gain on securities.............................        3.73
Dividends from net investment income (a)...................................       --
                                                                             -------------
Ending net asset value per share...........................................   $   13.71
                                                                             -------------
                                                                             -------------
Ratios to average net assets:
    Expenses (b)...........................................................        1.49%
    Net investment loss....................................................       (0.40)%
Total return...............................................................       37.15%
Portfolio turnover rate....................................................      111.18%
Average brokerage commission rate (c)......................................   $  0.0374
Net assets at end of period (000's omitted)................................   $  45,385

(a)Less than $0.01 per share.
(b) During the period, various fees were waived and expenses reimbursed. Had such waivers and reimbursements not occurred, the percentage of expenses to average net assets would have been 1.98%.
(c) Amount represents the average commission per share, paid to brokers, on the purchase and sale of portfolio securities.

--------------------------------------------------------------------------------
SEE ACCOMPANYING NOTES                                             THE CRM FUNDS

--------------------------------------------------------------------------------

CRM SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1996

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1.  ORGANIZATION

The CRM Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. CRM Small Cap Value Fund (the "Fund"), a diversified portfolio of the Trust, commenced operations on October 1, 1995. Currently, the Fund is the only series of the Trust.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following significant accounting policies.

    SECURITY VALUATION -- Securities, other than short-term securities, held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services. If no sale is reported, the mean of the last bid and ask price is used. If no mean price is available, the last bid price is used. In the absence of readily available market quotations, securities are valued at fair value determined pursuant to procedures adopted by the Board of Trustees. Short-term securities, having a maturity of 60 days or less, are valued at amortized cost.

    SECURITY TRANSACTIONS -- Investment security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost.

    INTEREST AND DIVIDEND INCOME AND DIVIDENDS TO SHAREHOLDERS -- Interest income is accrued as earned. Dividend income is recorded on ex-dividend date. Dividends to shareholders from net investment income and net capital gains are declared and paid annually. More frequent dividend distributions to shareholders may be made when necessary pursuant to Federal tax requirements.

    Distributions from net investment income and realized capital gain are based on amounts calculated in accordance with applicable income tax regulations. Any differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily attributable to organizational costs and the timing of loss recognition on certain security sales.

    Discounts on U.S. Treasury Bills purchased are amortized over the life of the respective securities.

    ORGANIZATIONAL COSTS -- The Fund incurred costs in connection with its organization in the amount of $86,911. These costs have been capitalized and are being amortized using the straight-line method over a five year period beginning on the commencement of the Fund's operations.

--------------------------------------------------------------------------------
                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

CRM SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1996

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    FEDERAL INCOME TAX -- The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Therefore, no provision for Federal income taxes is required.

3.  ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser to the Fund is CRM Advisors, LLC (the "Adviser"), an affiliate of Cramer Rosenthal McGlynn, Inc. ("CRM"). The Adviser receives monthly, from the Fund, an advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The administrator of the Fund is Forum Financial Services, Inc. ("Forum"). Pursuant to an Administration Agreement, Forum receives monthly a fee equal to the greater of an annual rate of 0.15% of the average daily net assets of the Fund or $40,000 per year. Forum also serves as distributor of the Fund's shares pursuant to a Distribution Agreement under which it receives no additional fees.

Forum Financial Corp. ("FFC") serves as the Fund's transfer agent and dividend disbursing agent, for which it receives a fee of $12,000 per year plus certain shareholder account fees. FFC also provides fund accounting services to the Fund. For these services, FFC receives a fee of $36,000 per year plus certain amounts based upon the number and types of portfolio transactions within the Fund. Forum and FFC are affiliated companies.

The Trust has adopted a shareholder servicing plan which allows it to obtain the services of the Adviser and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, Forum may pay shareholder servicing agents up to 0.25% of the average daily net assets of the Fund attributable to accounts for which the agent provides shareholder services. The Trust reimburses Forum an amount equal to any shareholder servicing fees it pays to shareholder servicing agents.

For the year ended September 30, 1996, the Adviser waived $39,803 of its advisory fee and $57,368 of its shareholder servicing fee. For the same period, Forum waived $15,579 of its administration fee.

Each Trustee, who is not an "affiliated person" as defined in the Act, receives from the Fund an annual fee of $5,000 plus out of pocket expenses.

4.  SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales (including maturities) of portfolio securities (excluding short-term investments) during the year ended September 30, 1996 amounted to $61,769,431 and $25,943,824, respectively.

The cost basis of securities for Federal income tax purposes is $40,872,136. At September 30, 1996, accumulated net unrealized appreciation on investments was $4,446,870, consisting of $6,082,561 of gross unrealized appreciation and $1,635,691 of gross unrealized depreciation.

--------------------------------------------------------------------------------
                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

CRM SMALL CAP VALUE FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SHAREHOLDERS AND BOARD OF TRUSTEES
CRM SMALL CAP VALUE FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of CRM Small Cap Value Fund, one of the Series constituting The CRM Funds, as of September 30, 1996 and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CRM Small Cap Value Fund at September 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                             [SIG]
White Plains, New York
November 12, 1996

--------------------------------------------------------------------------------
                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------

CRM SMALL CAP VALUE FUND
OTHER INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

INCOME DIVIDENDS -- All of the income dividends paid by the Fund were ordinary income for federal income tax purposes. The percentage of income dividends that were qualifying dividends for the corporate dividends received deduction were 63.45%.

--------------------------------------------------------------------------------
                                                                   THE CRM FUNDS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DIRECTORS
John E. Appelt
Fred M. Filoon
Louis Klein, Jr.
Clement C. Moore, II
Eugene A. Trainor, III

INVESTMENT ADVISER
CRM Advisors, LLC
707 Westchester Avenue
White Plains, New York 10604

ADMINISTRATOR AND DISTRIBUTOR
Forum Financial Services, Inc.
Two Portland Square
Portland, Maine 04101

CUSTODIAN
The First National Bank of Boston, N.A.
150 Royall Street
Canton, Massachusetts 02021

LEGAL COUNSEL
Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, NY 10022

INDEPENDENT AUDITORS
Ernst & Young, LLP
One North Broadway
White Plains, NY 10601

INVESTOR INFORMATION: (800) 844-8258
                  (207) 879-8910

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO
SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A
COPY OF THE CRM SMALL CAP VALUE FUND PROSPECTUS.

  This report has been printed on recycled paper.
[LOGO]

                                     [LOGO]

                                   SMALL CAP
                                   VALUE FUND

                                 ANNUAL REPORT

                               September 30, 1996

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------